UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 24, 2005

(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-24990	94-1266151
(Commission	(I.R.S. Employer
File Number)	Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                             Entry into a Material Definitive Agreement

The disclosures contained in Items 1.02 and 5.02 below are incorporated herein by reference.

Item 1.02                                             Termination of a Material Definitive Agreement

Effective March 24, 2006, Westaff, Inc. (the “Company”) terminated the employment contract of Dirk A. Sodestrom, Senior Vice President and Chief Financial Officer of the Company. Mr. Sodestrom was employed by the Company pursuant to the Employment Contract, effective as of January 1, 2001, as amended (the “Employment Contract”). Effective January 1, 2006, his salary was $285,000 per year. Under the Employment Contract, the Company was obligated to pay Mr. Sodestrom transition compensation in the form of a single lump sum cash payment equivalent to sixty-five (65) weeks of his then current base salary, less appropriate withholdings, if Mr. Sodestrom’s employment was terminated while Mr. Sodestrom was an active regular employee, except if the termination was for cause or performance-related issues. The parties are currently negotiating the terms of Mr. Sodestrom’s departure.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 Effective March 24, 2006, the Company terminated the employment of Dirk A. Sodestrom, its Senior Vice President and Chief Financial Officer.

(c)                                  On March 24, 2006, the Company announced that John P. Sanders, Westaff’s Vice President, Internal Audit, has been named as the Company’s Senior Vice President and Chief Financial Officer. No family relationship exists between Mr. Sanders and any other officer, director or principal shareholder of the Company.

Mr. Sanders, 41, was appointed to the position of Vice President, Internal Audit of the Company on March 31, 2003. Prior to that, he had been the Company’s Vice President and Controller since February 20, 2001. He resigned that position due to a family relocation to Arizona at which time he continued his employment with the Company as Vice President, Internal Audit. Mr. Sanders was previously employed by Planetweb, Inc. as Controller from August 1999 to February 2001. Mr. Sanders began his career in 1986 with Deloitte & Touche, LLP where he was employed as Manager until 1993. He is a certified public accountant on inactive status.

Mr. Sanders entered into an employment agreement with the Company, dated as of February 20, 2001, in connection with his service as the Company’s Vice President and Controller (the “Employment Agreement”). The Employment Agreement was amended on January 2, 2002 to provide that the Company will give him thirty (30) calendar days’ advance notice of termination. Mr. Sanders’ current salary is $137,700 per year. A copy of this Employment Agreement is attached hereto as Exhibit 10.1.

Mr. Sanders is also eligible for transition compensation under the Key Employee Transition Compensation Plan (the “Plan”) effective June 2, 2003 (as amended September 20, 2004). The Plan provides for transition compensation for up to one year following a change in control, or in the event of his job elimination, and he has not been offered a comparable position which is a position similar in responsibility, skill requirements and work schedule as his current position, and a position for which the salary offered would require no more than a 10% reduction in his then current pay. He would be eligible to receive transition compensation in the form of a single lump sum cash payment equivalent to 26 weeks of his then current pay less appropriate withholdings, provided that he has not voluntarily terminated his employment prior to the elimination of his job or been terminated for cause or performance-related issues as defined in the Plan. A copy of this Plan is attached hereto as Exhibit 10.2.

The Company has not yet entered into a definitive agreement with Mr. Sanders relating to his employment as Senior Vice President and Chief Financial Officer.

On March 24, 2006, the Company announced that Matthew G. J. Parker has been named as the Company’s Senior Vice President, US Field Operations. No family relationship exists between Mr. Parker and any other officer, director or principal shareholder of the Company.

Mr. Parker, 36, was appointed to the position of Vice President, Permanent Placement on November 2005. Prior to that, he worked for the Company’s subsidiary, Westaff (U.K.) Limited as an Operations Manager from October 2001 to February 2004, and as a Business Support Manager from April 1999 to October 2001. Additionally, beginning in February 2004 to November 2005, Mr. Parker was employed by Parker Interim Management in the United Kingdom as a Partner.

Mr. Parker entered into an employment agreement with the Company, dated as of March 20, 2006 ( the “Parker Employment Contract”), in connection with his service as the Company’s Vice President, Permanent Placement. Mr. Parker’s employment contract is the Company’s standard employment contract. Mr. Parker’s current salary is $140,000 per year. A copy of this employment contract is attached hereto as Exhibit 10.3. The Company has not yet entered into a definitive agreement with Mr. Parker relating to his employment as Senior Vice President, US Field Operations. Pending completion of negotiation of this new employment agreement, Mr. Parker will be compensated pursuant to the terms of the Parker Employment Contract.

A copy of the Company’s press release, dated March 27, 2006, regarding John P. Sander’s appointment as the Company’s Senior Vice President and Chief Financial Officer, the appointment of Matthew G. J. Parker as the Company’s Senior Vice President, US Field Operations and Dirk A. Sodestrom’s termination is attached hereto as exhibit 99.1

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description of Document

10.1	Employment Agreement, dated as of February 20, 2001, by and between Mr. John P. Sanders and the Registrant.

10.2	Key Employee Transition Compensation Plan, dated as of September 20, 2004, by and between Mr. John P. Sanders and the Registrant

10.3	Employment Agreement, dated as of March 20, 2006, by and between

Mr. Matthew G. J. Parker and the Registrant.

99.1	Press Release issued by Westaff, Inc. dated March 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ Patricia M. Newman
Patricia M. Newman
President and Chief Executive Officer

Date:  March 24, 2006

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Employment Agreement, dated as of January 20, 2001, by and between Mr. John P. Sanders and the Registrant.

10.2	Key Employee Transition Compensation Plan, dated as of September 20, 2004, by and between Mr. John P. Sanders and the Registrant

10.3	Employment Agreement, dated as of March 20, 2006, by and between Mr. Matthew G. J. Parker and the Registrant.

99.1	Press Release issued by Westaff, Inc. dated March 27, 2006.